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                                                                      Exhibit 21

                                 Subsidiaries of

                           LEXMARK INTERNATIONAL, INC.

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SUBSIDIARIES                                   STATE OR COUNTRY OF INCORPORATION
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
Lexmark Asia Pacific Corporation, Inc. ..............................Delaware
Lexmark Canada, Inc..................................................Canada
Lexmark Deutschland GmbH ............................................Germany
Lexmark Espana, L.L.C. ..............................................Delaware
Lexmark Espana, L.L.C. & Cia, S.R.C.  ...............................Spain
Lexmark Europe Holding Company I, L.L.C. ............................Delaware
Lexmark Europe Holding Company, II, L.L.C. ..........................Delaware
Lexmark Europe S.A.R.L. .............................................France
Lexmark Europe Trading Corporation, Inc. ............................Delaware
Lexmark Handelsgesellshaft m.b.H. ...................................Austria
Lexmark Internacional Mexicana S. De R.L. de C. V. ..................Mexico
Lexmark Internacional, S.A. De C.V. .................................Mexico
Lexmark Internacional Servicios, S. de R.L. de S.A. .................Mexico
Lexmark International (Asia) S.A.R.L.................................Switzerland
Lexmark International (Australia) PTY Limited .......................Australia
Lexmark International B.V............................................Netherlands
Lexmark International (China) Limited ...............................China
Lexmark International (Czech) s.r.o. ................................Czech Republic
Lexmark International De Argentina, Inc. ............................Delaware
Lexmark International De Chile Ltda..................................Chile
Lexmark International De Mexico, Inc. ...............................Delaware
Lexmark International de Peru, SRL  .................................Peru
Lexmark International De Uruguay S.A. ...............................Uruguay
Lexmark International Do Brasil Limitada  ...........................Brazil
Lexmark International Financial Services Company Ltd. ...............Ireland
Lexmark International Hungaria Kft  .................................Hungary
Lexmark International (India) Private Limited  ......................India
Lexmark International Investment Corporation ........................Delaware
Lexmark International, K.K. .........................................Japan
Lexmark International (Korea), Inc...................................Korea
Lexmark International Logistics, BV..................................Netherlands
Lexmark International Ltd. ..........................................U.K.
Lexmark International Manufacturing BV...............................Netherlands
Lexmark International (Philippines), Inc.............................Philippines
Lexmark International Polska Sp.Zo.o.................................France
Lexmark International (Portugal) Servicos de Assistencia e
  Marketing, Unipessoal, Lda.........................................Portugal
Lexmark International Puerto Rico....................................Puerto Rico
Lexmark International S.A. ..........................................Belgium
Lexmark International S.A.S. ........................................France
Lexmark International SCI............................................France
Lexmark International (Scotland) Ltd.................................Scotland
Lexmark International Service and Support Center Limited.............Ireland
Lexmark International (Singapore) PTE LTD............................Singapore
Lexmark International South Africa (Pty) Limited.....................South Africa
Lexmark International S.r.l. ........................................Italy
Lexmark International Technology S.A.................................Switzerland
Lexmark International Trading Corp...................................Delaware
Lexmark Mexico Holding Company, Inc. ................................Delaware
Lexmark Nordic, L.L.C. ..............................................Delaware
Lexmark Printer (Shenzhen) Company Limited...........................China
Lexmark Receivables Corporation......................................Delaware
Lexmark Research & Development Corporation...........................Philippines
Lexmark S.A. (Korea) LTD. ...........................................Korea
Lexmark (Schweiz) AG ................................................Switzerland
Lexmark Solution Services (Australia) PTY Limited....................Australia
Lexington Tooling Corporation........................................Delaware
Societe Printmark SA ................................................France
Solution Services Europe GmbH........................................Germany
Tech-nique Corporate Services (Pty) Ltd..............................South Africa
Venture Computer Company (Pty) Ltd...................................South Africa
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